UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2013

EMERSON RADIO CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-07731	22-3285224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 University Plaza, Suite 405, Hackensack, New Jersey 07601

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (973) 428-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 15, 2013, Emerson Radio Corp. (the “Company”) received from the U.S. Internal Revenue Service (the “IRS”) a (i) Form 5701 and Form 886-A regarding Adjusted Sales Income (collectively referred to as “NOPA 1”) and (ii) Form 5701 and Form 886-A regarding Adjusted Subpart F—Foreign Base Company Sales Income (collectively referred to as “NOPA 2”). Each of NOPA 1 and NOPA 2 relate to the Company’s fiscal year ended March 31, 2010 (“Fiscal 2010”).

With respect to NOPA 1, the IRS is challenging the position of the Company with respect to the way the Company’s controlled foreign corporation in Macao (the “Macao CFC”) recorded its product sales during Fiscal 2010. The IRS has taken the position that the Macao CFC is a buying agent of the Company and, furthermore, that the Macao CFC has not adequately demonstrated that it takes title to the products that it sells. As a result, according to the IRS, the sales of such products should be removed from the Macao CFC financial statements and should instead be included in the Company’s financial statements. The IRS further asserts that the Macao CFC should receive a sales commission from the Company on the gross selling price of the products sold, and determined that an upward adjustment to the Company’s Fiscal 2010 taxable income of $4,981,520 is required.

With respect to NOPA 2, the IRS is challenging the position of the Company with respect to the fact that the Company considered the service fee paid by the Company to the Macao CFC to be non-taxable in the U.S. The IRS has taken the position that the service fee paid to the Macao CFC by the Company constitutes foreign base company sales income (“FBCSI”) and therefore is taxable to the Company. The IRS asserts that the service fee earned by the Macao CFC in connection with its sale of products to the Company should be taxable to the Company as FBCSI. As a result, the IRS determined that an upward adjustment to the Company’s Fiscal 2010 taxable income of $1,553,984 is required.

The Company is evaluating the determinations made by the IRS as set forth in each of NOPA 1 and NOPA 2 in order to decide (a) how it will respond and (b) the potential impact on the Company’s financial condition and operations. In the event that the Company is not successful in establishing that its treatment of the Macao CFC is correct, the Company will be liable for additional taxes, penalties and interest, and although NOPA 1 and NOPA 2 represent potential adjustments to Fiscal 2010 only, the Company believes it is likely that the IRS will take the position that the same type of adjustments should be made for each of the Company’s subsequent fiscal years. The assessment and payment of such additional taxes, penalties and interest would have a material adverse effect on the Company’s financial condition.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under “Risk Factors” contained in the Company’s reports filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON RADIO CORP.

By:	/s/ Andrew L. Davis
Andrew L. Davis
Chief Financial Officer

Dated: May 9, 2013